UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

BioStem Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-42292	27-0400416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2836 Center Port Circle
Pompano Beach, Florida		33064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (954) 380-8342

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BSEM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Committed Equity Facility

On September 18, 2026, BioStem Technologies, Inc., a Florida corporation (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) and a related registration rights agreement, dated as of September 18, 2026 (the “Registration Rights Agreement”), with Roth Principal Investments, LLC (“Roth Principal Investments”). Upon the terms and subject to the satisfaction of the conditions contained in the Purchase Agreement, the Company has the right, in the Company’s sole discretion, to sell to Roth Principal Investments up to $40,000,000 of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain limitations contained in the Purchase Agreement (the “Commitment Amount”), from time to time during the term of the Purchase Agreement through one or more Market Open Purchases, Intraday Purchases, Pre-Market Purchases and Post-Market Purchases on any Purchase Date (each term as defined below). Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the Company’s option, and the Company is under no obligation to sell any securities to Roth Principal Investments under the Purchase Agreement.

In accordance with the Company’s obligations under the Registration Rights Agreement, the Company has agreed to file a registration statement to register under the Securities Act of 1933, as amended (the “Securities Act”), the offer and resale by Roth Principal Investments of up to 12,050,000 shares of Common Stock (the “Purchase Shares”) that the Company may, in the Company’s sole discretion, elect to sell to Roth Principal Investments, from time to time from and after the Commencement Date (as defined below) pursuant to the Purchase Agreement.

Upon the initial satisfaction of each of the conditions to Roth Principal Investments’ purchase obligations set forth in the Purchase Agreement (the initial satisfaction of all of such conditions, the “Commencement”), including that the registration statement described above will have been declared effective by the SEC, the Company has the right, but not the obligation, from time to time in the Company’s sole discretion for a period of up to 36 months beginning on the date on which the Commencement occurs (the “Commencement Date”), to direct Roth Principal Investments to purchase up to a specified maximum amount of shares of Common Stock, in one or more Market Open Purchases, Intraday Purchases, Pre-Market Purchases and/or Post-Market Purchases (each, as defined below, and together, “Purchases”), by timely delivering written notice to Roth Principal Investments on any trading day selected by the Company as the purchase date (each, a “Purchase Date”), so long as (i) the closing sale price of the Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is not less than a threshold price of $1.00 (the “Threshold Price”) and (ii) all shares of Common Stock subject to all prior Purchases have been received by Roth Principal Investments in accordance with the Purchase Agreement.

A “Market Open Purchase” is a Purchase for which the Company delivers notice to Roth Principal Investments after 7:30 a.m. and prior to 9:00 a.m., New York City time, on the Purchase Date. The per share purchase price for a Market Open Purchase will equal the volume weighted average price of the Common Stock (the “VWAP”) over a valuation period on the applicable Purchase Date determined in accordance with the Purchase Agreement, less a fixed 3.0% discount, in each case subject to the share volume and minimum price limitations set forth in the Purchase Agreement.

The volume of shares traded and the VWAP for a valuation period are calculated in accordance with the Purchase Agreement, which excludes certain opening, closing and below-threshold transactions.

An “Intraday Purchase” is a Purchase for which the Company delivers an irrevocable written notice to Roth Principal Investments after 10:00 a.m. and prior to 2:00 p.m., New York City time, on the Purchase Date, in an amount not to exceed certain limitations set forth in the Purchase Agreement similar to those applicable to a Market Open Purchase. The per share purchase price for an Intraday Purchase is calculated in the same manner as a Market Open Purchase, including the same fixed 3.0% discount to the applicable VWAP, over a separate valuation period on such Purchase Date.

Each Purchase is subject to the continued satisfaction of the conditions set forth in the Purchase Agreement, including the Threshold Price condition.

A “Pre-Market Purchase” and a “Post-Market Purchase” are Purchases for which the Company delivers an irrevocable written notice to Roth Principal Investments, respectively, after 7:00 a.m. and prior to 8:30 a.m., and after 4:05 p.m. and prior to 5:00 p.m., New York City time, on the Purchase Date, in each case in an amount not to exceed certain limitations set forth in the Purchase Agreement. The per share purchase price for each Pre-Market Purchase and Post-Market Purchase will equal the applicable VWAP over the applicable valuation period, less a fixed 5.0% discount.

The amounts, timing windows, valuation periods and other mechanics of each Purchase are as set forth in the Purchase Agreement.

There is no upper limit on the price per share that Roth Principal Investments could be obligated to pay for Common Stock in any Purchase, and the purchase price per share and the applicable share and dollar limitations will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or similar transaction as set forth in the Purchase Agreement.

The Company will control the timing and amount of any sales of Common Stock to Roth Principal Investments that the Company may elect, in the Company’s sole discretion, to effect from time to time from and after the Commencement Date and during the term of the Purchase Agreement. Actual sales of shares of Common Stock to Roth Principal Investments under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations. The Company has no obligation to sell any shares to Roth Principal Investments, and Roth Principal Investments is obligated to purchase shares only as directed by the Company and subject to the terms and conditions of the Purchase Agreement.

Under the applicable Nasdaq rules, in no event may the Company issue to Roth Principal Investments under the Purchase Agreement more than 3,585,375 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by Roth Principal Investments for all of the shares of Common Stock that the Company directs Roth Principal Investments to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $4.3056 (representing the average official closing price of Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately prior to the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account, among other things, the Company’s payment of a cash commitment fee of $400,000 (the “Cash Commitment Fee”) to Roth Principal Investments), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement.

Moreover, the Company may not issue or sell any shares of Common Stock to Roth Principal Investments under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by Roth Principal Investments and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 thereunder), would result in Roth Principal Investments beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds to the Company from sales that the Company elects to make to Roth Principal Investments under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares of Common Stock to Roth Principal Investments. The Company expects that any proceeds received by the Company from such sales of Common Stock to Roth Principal Investments will be used for working capital and general corporate purposes.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition (with certain limited exceptions) on entering into specified “Variable Rate Transactions” (as such term is defined in the Purchase Agreement) during the term of the Purchase Agreement. Such transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of Common Stock after the date of issuance, or the Company’s effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar continuous offering with a third party, in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at a future determined price.

Roth Principal Investments has agreed that none of Roth Principal Investments, any of its officers, or any entity managed or controlled by Roth Principal Investments will engage in or effect, directly or indirectly, for Roth Principal Investments’ own account or for the principal account of any such entity managed or controlled by Roth Principal Investments, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Purchase Agreement.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which Roth Principal Investments will have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $40,000,000, (iii) the date on which the Common Stock will have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such 30th trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company make a general assignment for the benefit of creditors.

The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon 10 trading days’ prior written notice to Roth Principal Investments, except if the Company elects to terminate the Purchase Agreement within 90 days following the closing date, in which case the full Cash Commitment Fee will become immediately due and payable in cash. The Company and Roth Principal Investments may also terminate the Purchase Agreement at any time by mutual written consent.

Roth Principal Investments also has the right to terminate the Purchase Agreement upon 5 trading days’ prior written notice to us, but only upon the occurrence of certain events, including: the occurrence and continuation of a Material Adverse Effect (as such term is defined in the Purchase Agreement); the occurrence of a Fundamental Transaction (as such term is defined in the Purchase Agreement) involving the Company; certain failures to file registration statements by applicable deadlines or have them declared effective by the SEC by applicable deadlines, or material breaches or defaults under the Registration Rights Agreement that remain uncured for 10 trading days after notice; material breaches or defaults by the Company under the Purchase Agreement or the Registration Rights Agreement that remain uncured for 10 trading days after notice; the lapse of effectiveness of any registration statement or unavailability of the prospectus for a period of 20 consecutive trading days or more than 60 trading days in any 365-day period (other than due to acts of Roth Principal Investments); or the suspension of trading in the Common Stock on Nasdaq for a period of five consecutive trading days.

No termination of the Purchase Agreement by the Company or by Roth Principal Investments will become effective prior to the fifth trading day immediately following the date on which any pending Purchase has been fully settled in accordance with the terms and conditions of the Purchase Agreement. No termination of the Purchase Agreement will affect the Registration Rights Agreement, which will survive any termination of the Purchase Agreement. Neither the Company nor Roth Principal Investments may assign or transfer any of their respective rights or obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or Roth Principal Investments.

Roth Principal Investments is an affiliate of Roth Capital Partners, LLC (“RCP”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). RCP will act as an executing broker that will effectuate resales of Common Stock that have been and may be acquired by Roth Principal Investments from the Company pursuant to the Purchase Agreement.

Because Roth Principal Investments will receive all the net proceeds from such resales of Common Stock made to the public through RCP, RCP is deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Consequently, the offering will be conducted in compliance with the provisions of FINRA Rule 5121, which requires that a “qualified independent underwriter,” as defined in FINRA Rule 5121, participate in the preparation of the registration statement and exercise the usual standards of “due diligence” with respect thereto. Accordingly, the Company has engaged Compass Point Research & Trading, LLC, a registered broker-dealer and FINRA member (“Compass Point”), to be the qualified independent underwriter in the offering and, in such capacity, participate in the preparation of the registration statement and exercise the usual standards of “due diligence” with respect thereto.

As consideration for Roth Principal Investments’ commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to pay to Roth Principal Investments the Cash Commitment Fee, which is equal to 1.0% of Roth Principal Investments’ $40,000,000 total aggregate dollar amount purchase commitment under the Purchase Agreement. The Cash Commitment Fee will be payable in cash to Roth Principal Investments out of the first proceeds, following Market Open Purchases, Intraday Purchases, Pre-Market Purchases and/or Post-Market Purchases, at a 10% participation rate until the entire Cash Commitment Fee has been paid.

In addition, the Company has agreed to reimburse Roth Principal Investments for the reasonable legal fees and disbursements of Roth Principal Investments’ legal counsel in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in an amount equal to $75,000. The Company has agreed to reimburse Roth Principal Investments up to $7,500 per fiscal quarter for the reasonable legal fees and disbursements of Roth Principal Investments’ legal counsel in connection with quarterly and annual bring-down due diligence investigations and related matters as contemplated by the Purchase Agreement.

The Company has agreed to reimburse Roth Principal Investments in an amount in cash of $50,000 for the fees required to be paid to Compass Point, as consideration for its services in connection with acting as the qualified independent underwriter in the offering. Compass Point will receive no other compensation for acting as the qualified independent underwriter in the offering.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions, and indemnification obligations of the parties.

Because the per share purchase price that Roth Principal Investments will pay for Purchase Shares in any Market Open Purchase, Intraday Purchase, Pre-Market Purchase or Post-Market Purchase that the Company may elect to effect pursuant to the Purchase Agreement will be determined by reference to the VWAP during the applicable valuation period on the applicable Purchase Date for such Purchase, the Company cannot determine the actual purchase price per share that Roth Principal Investments will be required to pay for any Purchase Shares and, therefore, the Company cannot be certain how many Purchase Shares, in the aggregate, the Company may issue and sell to Roth Principal Investments under the Purchase Agreement.

The Purchase Agreement and Registration Rights Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of the Purchase Agreement and Registration Rights Agreement are subject to, and qualified in their entirety by, the full text of such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 under the heading “Committed Equity Facility” is hereby incorporated by reference into this Item 3.02. The Purchase Shares will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to an accredited investor.

This Current Report on Form 8-K will not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor will there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements. This Current Report on Form 8-K contains “forward-looking statements” relating to the Company’s business, including statements related to the amount of shares of Common Stock the Company may issue to Roth Principal Investments pursuant to the Purchase Agreement, and the intended use of any proceeds to be received by the Company from the sale of shares of Common Stock and related matters, that are often identified using “believes”, “expects”, or similar expressions. Forward-looking statements involve several estimates, assumptions, risks, and other uncertainties that may cause actual results to be materially different from those anticipated, believed, estimated, expected, etc. Accordingly, forward-looking statements are not guarantees of future results. Actual results could differ from those projected due to numerous factors and uncertainties. Although the Company believes that the expectations, opinions, projections, and comments reflected in these forward-looking statements are reasonable, the Company can give no assurance that such statements will prove to be correct, and that the Company’s actual results of operations, financial condition and performance will not differ materially from the results of operations, financial condition and performance reflected or implied by these forward-looking statements. Undue reliance should not be placed on the forward-looking statements and investors should refer to the risk factors outlined in the “Risk Factors” section of the Company’s Registration Statement on Form 10 and the Company’s subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update these statements or the reasons why actual results could differ from those projected, except as required by law.

Item 7.01 Regulation FD Disclosure.

On September 18, 2026, the Company issued a press release announcing that the Company entered into the Purchase Agreement and the Registration Rights Agreement with Roth Principal Investments. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in this Item 7.01 (including Exhibit 99.1 hereto), is being furnished and will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Common Stock Purchase Agreement with Roth Principal Investments, LLC, dated as of September 18, 2026.
10.2	Registration Rights Agreement with Roth Principal Investments, LLC, dated as of September 18, 2026.
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioStem Technologies, Inc.

Date:	September 18, 2026	By:	/s/ Jason Matuszewski
Jason Matuszewski Chief Executive Officer